UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)  September 22, 2014
Be At TV, Inc.
 (Exact name of registrant as specified in its charter)
Nevada	333-186869	45-5355653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13100 Boones Ferry Road, Lake Oswego, OR 97035
(Address of principal executive offices)
Registrant's telephone number, including area code (503) 882-8980

 (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective September 22, 2014, John Kitchen resigned as a director and officer of our company.  Mr. Kitchen's resignation was not the result of any disagreements with our company regarding our operations, policies, practices or otherwise.
Also effective September 22, 2014, Linda Miller, a director and secretary, was appointed to president, chief executive and financial officer and as treasurer of our company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 BE AT TV, INC.
/s/ Linda Miller
Linda Miller
President

Date: September 23, 2014